UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
January 30, 2019 (November 15, 2018)

Cabot Microelectronics Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-30205	36-4324765
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

870 North Commons Drive, Aurora, Illinois	60504
(Address of principal executive offices)	(Zip Code)

(630) 375-6631
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company                    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note
Cabot Microelectronics Corporation (the “Company”, or “Cabot Microelectronics”) filed a Current Report on Form 8-K with the Securities and Exchange Commission (“SEC”) on November 15, 2018 (the “Original Filing”) to report the completion of its acquisition of KMG Chemicals, Inc., a Texas corporation (“KMG”). In the Original Filing, the Company stated that the required historical financial statements of KMG and pro forma financial information would be filed by amendment to the Original Filing within seventy-one (71) calendar days from the date that the Original Filing was required to be filed. This Current Report on Form 8-K/A is being filed to amend the Original Filing to provide the required historical financial statements of KMG and pro forma financial information described under Item 9.01 below. These financial statements and pro forma information are filed as Exhibits 99.1 and 99.2, respectively.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of KMG as of and for the year ended July 31, 2018, the notes related thereto, and the related independent auditors’ report of KPMG LLP are filed as Exhibit 99.1 to this report and incorporated in this Item 9.01 by reference.

The consent of KPMG, LLP, KMG’s independent auditors, is attached as Exhibit 23.1 to this Form 8-K/A.

(b) Pro forma financial information

The following unaudited pro forma condensed combined financial information is filed as Exhibit 99.2 to this Current Report on Form 8-K/A and incorporated by reference herein:

• Unaudited pro forma condensed combined statements of income for the year ended September 30, 2018 and
• Unaudited pro forma condensed combined balance sheet as of September 30, 2018.

(d) Exhibits

Exhibit Number	Description
23.1	Consent of KPMG, LLP, KMG’s independent auditors.
99.1	Audited consolidated financial statements of KMG as of and for the year ended July 31, 2018, the notes related thereto and the related independent auditors’ report of KPMG, LLP.
99.2
Unaudited pro forma condensed combined statements of income for the year ended September 30, 2018, unaudited pro forma condensed combined balance sheet as of September 30, 2018, and the notes related thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CABOT MICROELECTRONICS CORPORATION
[Registrant]

Date: January 30, 2019	By:	/s/ SCOTT D. BEAMER
Scott D. Beamer
Vice President and Chief Financial Officer
[Principal Financial Officer]

EXHIBIT INDEX
Exhibit Number	Description
23.1	Consent of KPMG, LLP, KMG’s independent auditors.
99.1	Audited consolidated financial statements of KMG as of and for the year ended July 31, 2018, the notes related thereto and the related independent auditors’ report of KPMG, LLP.
99.2
Unaudited pro forma condensed combined statements of income for the year ended September 30, 2018, unaudited pro forma condensed combined balance sheet as of September 30, 2018, and the notes related thereto.